SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                              -------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                 August 12, 1999



Commission      Registrant, State of Incorporation,         I.R.S. Employer
File Number     Address and Telephone Number                Identification No.
-----------     ----------------------------------          -----------------

1-6047          GPU, Inc.                                       13-5516989
                (a Pennsylvania corporation)
                300 Madison Avenue
                Morristown, New Jersey 07962-1911
                Telephone (973) 455-8200

1-446           Metropolitan Edison Company                     23-0870160
                (a Pennsylvania corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601

1-3522          Pennsylvania Electric Company                   25-0718085
                (a Pennsylvania corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601

ITEM 5.     OTHER EVENTS.
            -------------

      As previously reported, in October 1998, the Pennsylvania Public Utility Commission ("PaPUC") issued final orders ("Restructuring Orders") approving settlement agreements entered into by Metropolitan Edison Company ("Met-Ed") and Pennsylvania Electric Company ("Penelec") in their restructuring proceedings with all but two parties to the restructuring proceedings. Those two parties filed separate appeals with the Pennsylvania Commonwealth Court on various grounds. Met-Ed and Penelec subsequently settled with one appellant which then withdrew its appeal.

      On August 12, 1999, the Pennsylvania Commonwealth Court, in a 5-2 decision, denied the remaining appeal filed by State Representative George and upheld the PaPUC's actions in issuing the Restructuring Orders. Among other things, the Commonwealth Court upheld the process used by the PaPUC in approving the settlement agreements underlying the restructuring orders and the related divestitures by Met-Ed and Penelec of their electric generating facilities.

      Met-Ed and Penelec do not know whether Rep. George will seek review of the Commonwealth Court's decision.

                                    SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANTS HAVE DULY CAUSED THIS REPORT TO BE SIGNED ON THEIR BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                              GPU, INC.
                              METROPOLITAN EDISON COMPANY
                              PENNSYLVANIA ELECTRIC COMPANY



                              By: /s/ T. G. Howson
                                  ----------------------------
                                  T. G. Howson, Vice President
                                  and Treasurer


Date:   August 16, 1999